UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Wells Fargo Income Opportunities Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: October 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report

October 31, 2016

Wells Fargo Income Opportunities Fund (EAD)

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The views expressed and any forward-looking statements are as of October 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Income Opportunities Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

In a marked difference from the prior 12 months, muted volatility characterized the high-yield bond market.

In another departure from the prior year, default events among energy and materials companies moderated during the period.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Income Opportunities Fund for the six-month period that ended October 31, 2016. High-yield bonds enjoyed favorable market conditions during the period. Credit spreads narrowed, prices strengthened, and volatility was subdued in comparison to the prior year. These conditions attracted greater interest in high-yield bonds among investors, helping the market as measured by the BofA Merrill Lynch U.S. High Yield Index1 to achieve a 7.74% return for the period.

In a marked difference from the prior 12 months, muted volatility characterized the high-yield bond market. Once again, the Federal Open Market Committee—the policy-making committee of the U.S Federal Reserve (Fed)—deferred an interest-rate hike at its September meeting. Throughout the period, the Fed cited inconsistent employment or jobs creation data and other mixed economic and manufacturing indicators to explain its hesitancy to raise rates. Based on high-yield bond pricing at the close of the period, it appeared the market still is anticipating that there is a more-than-even chance that the Fed will announce an interest-rate hike at its December 2016 meeting.

The U.S. economy continued to grow at a moderate pace during the six-month reporting period. The country delivered annualized real gross domestic product (GDP) growth of 1.4% in the second quarter of 2016. GDP growth accelerated to 2.9% in the third quarter that ended September 30, 2016. Reported inflation, as measured by the core personal consumption expenditures price index, remained below the Fed’s target of 2.0%.

The U.K.’s vote in June to exit the European Union (Brexit) created some initial volatility in the U.S. high-yield market but had little enduring overall effect during the period. Credit spreads tightened primarily due to monetary policy in major global financial markets that was accommodative of economic and business activity. Further accommodation out of major central banks—the European Central Bank, the People’s Bank of China, and the Bank of Japan—offered strong encouragement that they would maintain low and in some cases negative interest rates as well as provide liquidity to the markets through bond purchases. To a certain degree, accommodative monetary policies around the globe, including negative interest rates on some sovereign bonds, drove yields down and supported the investment case for riskier assets such as high-yield bonds as investors sought higher yields than were available in other sectors of the bond market or from equity investments.

In another departure from the prior year, default events among energy and materials companies moderated during the period. While defaults continue, the overall default rate is less than 1% when those occurring among commodity-related businesses are excluded. Outside of the stressed commodity sector, the majority of U.S. high-yield companies are meeting their debt obligations, largely because of continued low interest rates. High-yield companies can obtain inexpensive financing compared with historical norms to meet their interest payments.

Energy prices rebounded somewhat from the declines that began in mid-2014. The potential for an agreement among Organization of Petroleum Exporting Countries (OPEC) to limit output helped support higher oil prices for several weeks

[1]	The BofA Merrill Lynch U.S. High Yield Index (formerly known as BofA Merrill Lynch High Yield Master II Index) is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of the high-yield securities traded in the United States bond market. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Income Opportunities Fund	3

during the period. Higher oil prices reduced the specter of default for energy-sector companies which had suffered elevated default levels as commodity prices remained low. Also, the Fed’s continued low-interest-rate policy along with continued slow but consistent U.S. economic growth combined to support higher investor interest in lower-quality bonds. One outcome of increased investor risk tolerance was that CCC-rated bonds outperformed BB-rated and B-rated bonds during the period.

New issuance remains below 2015 levels, but the difference has steadily narrowed after a slow start. High-yield new issuance began 2016 well below last year’s pace but grew more robust later in the reporting period. This is an encouraging sign for high-yield bond issuers relying on the capital markets for financing and for investors seeking the yields available in the high yield bond markets.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Notice to shareholders

On November 23, 2016, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period beginning December 17, 2016, ending December 31, 2017. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Income Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income. Capital appreciation is a secondary objective.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Niklas Nordenfelt, CFA®

Phillip Susser

Average annual total returns (%) as of October 31, 20161

	6 months	1 year	5 year	10 year
Based on market value	10.67	15.11	6.08	5.51
Based on net asset value (NAV)	11.49	12.76	8.95	6.96
BofA Merrill Lynch U.S. High Yield Index[2]	7.74	10.16	7.07	7.46

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Adviser has committed through March 6, 2017, to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares. The Fund previously utilized Auction Market Perferred Shares for leverage but secured debt financing to fully redeem those shares in 2010. The Fund’s gross and net expense ratios, which inclue 0.44% of interest expense, were 1.36% and 1.16% , respectively, for the six months ended October 31, 2016. Without this waiver and/or reimbursement, the Fund’s returns would have been lower.

Comparison of NAV vs. market value[3]

The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market value of common shares. Derivatives involve additional risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments that they are designed to hedge or closely track. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

Please see footnotes on page 6.

Performance highlights (unaudited)	Wells Fargo Income Opportunities Fund	5

MANAGER’S DISCUSSION

The Fund’s return based on market value was 10.67% during the six months that ended October 31, 2016. During the same period, the Fund’s return based on net asset value (NAV) was 11.49%. Based on its NAV return, the Fund outperformed relative to the BofA Merrill Lynch U.S. High Yield Index (the Index), which returned 7.74%.

Overview

The rally reflected the continued bounce-back from the decline in the high-yield market that began in June 2015. Energy and other commodity-related bonds drove much of the decline in high-yield bond prices, as commodity prices were generally falling until mid-February 2016. Technical pressure from large investment grade issuers being downgraded to high-yield ratings aggravated the price decline of non-investment grade debt issues. Once the downgrades were absorbed by the high-yield market and commodity prices began to stabilize or rebound, the high-yield market rallied during the reporting period.

From a fundamental perspective, corporate leverage remained at elevated levels for this point in the credit cycle. However, the cash flow impact from these higher leverage levels was somewhat offset by issuers’ ability to finance debt at low interest rates. Outside of commodity-dependent sectors, the U.S. economy appears to be growing, albeit at a subdued pace. Moderate growth with low unemployment should provide an ideal environment for high-yield issuers because consumer demand might remain stable and the Federal Reserve (Fed) should have room to be accommodative. While we continue to remain cautiously optimistic that this environment will continue in the near term, we are cognizant that ideal environments never last forever, and as yields move lower, the risk of a future sell off may increase.

Ten largest holdings (%) as of October 31, 2016[4]
NGPL PipeCo LLC, 7.77%, 12-15-2037	2.65
Jabil Circuit Incorporated, 8.25%, 3-15-2018	2.27
Greektown Holdings LLC, 8.88%, 3-15-2019	2.13
NCR Corporation, 6.38%, 12-15-2023	1.65
Texas Competitive Electric Holdings Company LLC, 0.00%, 10-10-2017	1.54
Diamond 1 Finance Corporation, 7.13%, 6-15-2024	1.50
Sprint Capital Corporation, 6.88%, 11-15-2028	1.49
TerraForm Power Operating LLC, 6.38%, 2-1-2023	1.41
Ultra Petroleum Corporation, 6.13%, 10-1-2024	1.38
PHI Incorporated, 5.25%, 3-15-2019	1.38

Credit quality as of October 31, 2016[5]

Contributors to performance

As compared with the composition of the broader high-yield bond market, as measured by the Index, the portfolio benefited from a relatively higher level of investment in the midstream energy industry, including Natural Gas Pipeline Company of America and Rockies Express Pipeline LLC. The Fund’s investment in Ultra Petroleum Corporation contributed to performance.

Detractors from performance

The portfolio was hurt by a comparatively lower level of investment (as compared with the Index as representative of the broader high-yield bond market) to two sectors. The portfolio’s lower-than-market allocation to the metals and mining sector was a detractor. The portfolio also invested in the energy exploration and production sector at a lower level than represented in the market, which detracted from performance. An investment in private prison operator Geo Group Incorporated also detracted. A relatively higher cash allocation in a strong market during the period restrained performance.

The ratings and maturity allocations of the Fund did not have a meaningful effect on relative performance during this period.

Management outlook

Our outlook for high-yield energy and commodity companies has not changed. With respect to the broader high-yield market, we continue to believe that a number of imbalances that have existed for years around the world could prompt a second potential scenario. Although likely to remain dormant, these imbalances have the potential to cause renewed fears of systemic risks and a related fall in all risk markets, including high yield. These global imbalances include the high government debt and deficit levels in most of the developed world, potential real-estate and municipal-debt bubbles in China, potential real-estate bubbles in major cities, and persistent trade and current international account deficits and

Please see footnotes on page 6.

6	Wells Fargo Income Opportunities Fund	Performance highlights (unaudited)

Effective maturity distribution as of October 31, 2016[6]

surpluses. We believe high-yield bonds will remain relatively stable and potentially outperform other fixed-income asset classes such as intermediate U.S. Treasuries and investment-grade corporate markets that may be more affected by a rising interest-rate environment. In this scenario, the economy would improve at a consistent pace and interest rates would rise as the Fed continued to reduce the exceptionally accommodative monetary stance it has maintained for nearly a decade. We expect the Fed to be extremely cautious in implementing further rate increases and may be willing to risk higher inflation

in order to avoid derailing the economy. In our view, the recent rally in the high-yield and bank loan markets tends to reduce the likelihood of the market remaining stable and increases the risk that the market sells off in the future.

Default rates were mostly concentrated in the energy and commodity industries over the prior year. While we expect that bankruptcies will remain concentrated in those industries in the near term, many of the weakest names have already filed for bankruptcy. Outside of the broader energy and metals and mining complexes, we believe that lower energy and commodity prices are generally a positive for the economy and the high-yield market. Lower energy and commodity prices should reduce expenses at most companies and leave consumers with more purchasing power with which to buy goods and services. In addition, lower energy and commodity prices may suppress near-term inflation, which would allow the Fed to leave rates lower for longer.

In addition, lower rates since the beginning of this year have also been a near-term positive for high-yield bonds, as weaker companies are more easily able to refinance their debt when yields are lower. In a higher-yield environment, these companies may have more difficulty accessing the high-yield market leading to more bankruptcies. In this way, the fall in rates may be a near-term positive, but a long-term risk for the market.

In the long run, we expect high yield’s relative performance will be primarily driven by corporate fundamentals and defaults. In the near term, with the exception of the energy and other commodity sectors, our default outlook remains fairly benign. Over a full cycle, we believe the best way to protect the portfolio from periodic bouts of systemic fears and rebalancing is by following a bottom-up investment process that attempts to minimize downside risk while capturing the return potential of high-yield issuers.

[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]	The BofA Merrill Lynch U.S. High Yield Index (formerly known as BofA Merrill Lynch High Yield Master II Index) is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of the high-yield securities traded in the United States bond market. You cannot invest directly in an index.

[3]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[4]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[5]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[6]	Effective maturity distribution is subject to change and are calculated based on the total long-term investments of the Fund.

Portfolio of investments—October 31, 2016 (unaudited)	Wells Fargo Income Opportunities Fund	7

Security name			Shares	Value

Common Stocks: 0.13%

Energy: 0.13%

Oil, Gas & Consumable Fuels: 0.13%
Swift Energy Company †(i)			27,009	$864,288

Materials: 0.00%

Chemicals: 0.00%
LyondellBasell Industries NV Class A			7	557

Total Common Stocks (Cost $7,028,060)				864,845

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 113.77%

Consumer Discretionary: 21.97%

Auto Components: 2.03%
Allison Transmission Incorporated 144A	5.00%	10-1-2024	$7,375,000	7,522,500
Cooper Tire & Rubber Company (i)	7.63	3-15-2027	4,000,000	4,370,000
Cooper Tire & Rubber Company (i)	8.00	12-15-2019	400,000	452,000
Goodyear Tire & Rubber Company	7.00	5-15-2022	700,000	735,875

				13,080,375

Distributors: 0.27%
LKQ Corporation	4.75	5-15-2023	1,675,000	1,718,969

Diversified Consumer Services: 1.64%
Service Corporation International	7.50	4-1-2027	7,078,000	8,281,260
Service Corporation International	7.63	10-1-2018	1,100,000	1,212,750
Service Corporation International	8.00	11-15-2021	885,000	1,048,725

				10,542,735

Hotels, Restaurants & Leisure: 3.82%
Brinker International Incorporated 144A	5.00	10-1-2024	1,525,000	1,540,250
CCM Merger Incorporated 144A	9.13	5-1-2019	7,876,000	8,230,420
Greektown Holdings LLC 144A	8.88	3-15-2019	12,975,000	13,721,063
Hilton Worldwide Finance LLC	5.63	10-15-2021	320,000	329,600
Speedway Motorsports Incorporated	5.13	2-1-2023	825,000	830,998

				24,652,331

Household Durables: 0.43%
American Greetings Corporation	7.38	12-1-2021	1,100,000	1,127,500
Tempur Sealy International Incorporated	5.50	6-15-2026	1,425,000	1,467,750
Tempur Sealy International Incorporated	5.63	10-15-2023	175,000	181,125

				2,776,375

Leisure Products: 0.20%
Vista Outdoor Incorporated	5.88	10-1-2023	1,250,000	1,312,625

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2016 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Media: 10.94%
Altice US Finance I Corporation 144A	5.38%	7-15-2023	$2,270,000	$2,332,425
Altice US Finance I Corporation 144A	5.50	5-15-2026	2,200,000	2,244,000
AMC Entertainment Holdings Incorporated 144A%%	5.88	11-15-2026	1,525,000	1,536,438
Cablevision Systems Corporation	8.63	9-15-2017	2,975,000	3,108,875
CBS Radio Incorporated 144A	7.25	11-1-2024	80,000	83,100
CCO Holdings LLC	5.13	2-15-2023	1,425,000	1,474,875
CCO Holdings LLC 144A	5.13	5-1-2023	2,965,000	3,068,775
CCO Holdings LLC	5.25	9-30-2022	2,048,000	2,132,480
CCO Holdings LLC 144A	5.38	5-1-2025	7,195,000	7,392,863
CCO Holdings LLC 144A	5.50	5-1-2026	325,000	333,938
CCO Holdings LLC 144A	5.75	2-15-2026	5,675,000	5,912,641
CCO Holdings LLC 144A	5.88	4-1-2024	2,350,000	2,479,250
CCO Holdings LLC	6.63	1-31-2022	1,228,000	1,280,190
Cequel Communications Holdings I LLC 144A	7.75	7-15-2025	3,625,000	3,878,750
Cinemark USA Incorporated	4.88	6-1-2023	600,000	600,750
CSC Holdings LLC	7.88	2-15-2018	1,525,000	1,627,938
CSC Holdings LLC	8.63	2-15-2019	635,000	708,419
EMI Music Publishing 144A	7.63	6-15-2024	950,000	1,026,000
Gray Television Incorporated 144A	5.13	10-15-2024	2,400,000	2,328,000
Gray Television Incorporated 144A	5.88	7-15-2026	6,350,000	6,318,250
Lamar Media Corporation	5.88	2-1-2022	1,785,000	1,847,475
LIN Television Corporation	6.38	1-15-2021	500,000	515,625
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	2,300,000	2,294,250
Live Nation Entertainment Incorporated 144A	7.00	9-1-2020	1,190,000	1,235,458
National CineMedia LLC 144A	5.75	8-15-2026	1,600,000	1,648,000
National CineMedia LLC	6.00	4-15-2022	3,400,000	3,536,000
Nexstar Broadcasting Group Incorporated 144A	5.63	8-1-2024	1,375,000	1,364,688
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	2,815,000	2,885,375
Nexstar Broadcasting Group Incorporated	6.88	11-15-2020	3,510,000	3,637,238
Outfront Media Capital Corporation	5.25	2-15-2022	320,000	331,200
Outfront Media Capital Corporation	5.63	2-15-2024	35,000	36,400
Outfront Media Capital Corporation	5.88	3-15-2025	1,275,000	1,332,375

				70,532,041

Specialty Retail: 2.42%
Asbury Automotive Group Incorporated	6.00	12-15-2024	3,275,000	3,373,250
Century Intermediate Holding Company (PIK at 10.50%) 144A¥	9.75	2-15-2019	465,000	471,394
Penske Auto Group Incorporated	5.38	12-1-2024	5,273,000	5,299,365
Penske Auto Group Incorporated	5.75	10-1-2022	2,100,000	2,176,125
Sonic Automotive Incorporated	5.00	5-15-2023	2,050,000	2,003,875
Sonic Automotive Incorporated	7.00	7-15-2022	2,182,000	2,293,828

				15,617,837

Textiles, Apparel & Luxury Goods: 0.22%
Wolverine World Wide Company 144A	5.00	9-1-2026	1,400,000	1,400,000

Consumer Staples: 1.91%

Beverages: 0.34%
Cott Beverages Incorporated	5.38	7-1-2022	850,000	862,750
Cott Beverages Incorporated	6.75	1-1-2020	1,295,000	1,345,181

				2,207,931

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2016 (unaudited)	Wells Fargo Income Opportunities Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Food Products: 1.50%
B&G Foods Incorporated	4.63%	6-1-2021	$670,000	$688,425
Darling Ingredients Incorporated	5.38	1-15-2022	295,000	307,538
Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	1,860,000	1,901,850
Pinnacle Foods Incorporated 144A	5.63	5-1-2024	700,000	702,800
Pinnacle Foods Incorporated	5.88	1-15-2024	100,000	107,188
Post Holdings Incorporated 144A	5.00	8-15-2026	1,350,000	1,309,500
Prestige Brands Incorporated 144A	6.38	3-1-2024	210,000	223,125
Simmons Foods Incorporated 144A	7.88	10-1-2021	3,625,000	3,652,188
TreeHouse Foods Incorporated 144A	6.00	2-15-2024	100,000	107,400
US Foods Incorporated 144A	5.88	6-15-2024	670,000	701,825

				9,701,839

Household Products: 0.07%
Central Garden & Pet Company	6.13	11-15-2023	405,000	434,363

Energy: 28.79%

Energy Equipment & Services: 9.00%
Bristow Group Incorporated	6.25	10-15-2022	8,450,000	6,738,875
Cleaver Brooks Incorporated 144A	8.75	12-15-2019	810,000	846,450
Era Group Incorporated	7.75	12-15-2022	3,895,000	3,466,550
Hilcorp Energy Company 144A	5.00	12-1-2024	2,775,000	2,705,625
Hilcorp Energy Company 144A	5.75	10-1-2025	2,290,000	2,295,725
Hilcorp Energy Company 144A	7.63	4-15-2021	700,000	717,500
Holly Energy Partners LP 144A	6.00	8-1-2024	1,100,000	1,144,000
Hornbeck Offshore Services Incorporated	1.50	9-1-2019	3,700,000	2,305,563
Hornbeck Offshore Services Incorporated	5.00	3-1-2021	6,700,000	3,986,500
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	4,562,000	2,942,490
NGPL PipeCo LLC 144A	7.12	12-15-2017	3,990,000	4,158,330
NGPL PipeCo LLC 144A	7.77	12-15-2037	15,625,000	17,109,375
NGPL PipeCo LLC 144A	9.63	6-1-2019	715,000	750,750
PHI Incorporated	5.25	3-15-2019	9,225,000	8,879,063

				58,046,796

Oil, Gas & Consumable Fuels: 19.79%
Archrock Partners LP	6.00	10-1-2022	525,000	492,188
Continental Resources Incorporated	5.00	9-15-2022	1,450,000	1,428,250
Crestwood Midstream Partners LP	6.13	3-1-2022	350,000	357,875
Crestwood Midstream Partners LP	6.25	4-1-2023	2,625,000	2,657,813
Denbury Resources Incorporated	4.63	7-15-2023	7,750,000	5,638,125
Denbury Resources Incorporated	5.50	5-1-2022	75,000	59,250
Denbury Resources Incorporated	6.38	8-15-2021	3,380,000	2,796,950
El Paso Pipeline Partners Operating LLC	5.00	10-1-2021	2,850,000	3,114,380
Enable Midstream Partner LP	2.40	5-15-2019	5,475,000	5,401,049
Enable Midstream Partner LP	3.90	5-15-2024	3,150,000	2,965,079
Enable Midstream Partner LP	5.00	5-15-2044	600,000	502,816
Enable Oklahoma Intrastate Transmission LLC 144A	6.25	3-15-2020	1,100,000	1,187,710
EnLink Midstream LLC	4.15	6-1-2025	5,000,000	4,873,775
EnLink Midstream LLC	4.40	4-1-2024	5,400,000	5,374,021
Exterran Partners LP	6.00	4-1-2021	4,300,000	4,074,250
Gulfport Energy Corporation 144A	6.00	10-15-2024	475,000	483,313

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2016 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Gulfport Energy Corporation	6.63%	5-1-2023	$3,825,000	$4,016,250
Kinder Morgan Incorporated	6.50	9-15-2020	1,155,000	1,304,976
Kinder Morgan Incorporated (i)	7.42	2-15-2037	1,820,000	2,005,638
Kinder Morgan Incorporated	7.80	8-1-2031	3,050,000	3,782,299
Murphy Oil Corporation	4.70	12-1-2022	1,400,000	1,328,445
Murphy Oil Corporation	6.88	8-15-2024	1,425,000	1,503,694
Overseas Shipholding Group Incorporated	8.13	3-30-2018	3,975,000	4,173,750
PDC Energy Incorporated 144A	6.13	9-15-2024	950,000	988,000
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	7,320,000	7,676,850
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	6,350,000	6,619,875
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	4,500,000	4,837,500
Rose Rock Midstream LP	5.63	7-15-2022	2,450,000	2,339,750
Rose Rock Midstream LP	5.63	11-15-2023	1,375,000	1,320,000
Sabine Oil & Gas Corporation (i)(s)	7.25	6-15-2019	850,000	850
Sabine Oil & Gas Corporation (i)(s)	7.50	9-15-2020	5,733,000	5,733
Sabine Pass Liquefaction LLC	5.63	2-1-2021	2,275,000	2,400,125
Sabine Pass Liquefaction LLC	5.63	4-15-2023	2,820,000	2,996,250
Sabine Pass Liquefaction LLC	5.63	3-1-2025	740,000	782,550
Sabine Pass Liquefaction LLC	5.75	5-15-2024	525,000	555,188
Sabine Pass Liquefaction LLC 144A	5.88	6-30-2026	1,225,000	1,320,183
Sabine Pass Liquefaction LLC	6.25	3-15-2022	3,415,000	3,739,425
Sabine Pass LNG LP	6.50	11-1-2020	6,295,000	6,520,865
Sabine Pass LNG LP	7.50	11-30-2016	675,000	677,768
SemGroup Corporation	7.50	6-15-2021	5,775,000	5,904,938
Southern Star Central Corporation 144A	5.13	7-15-2022	80,000	81,400
Southwestern Energy Company	4.10	3-15-2022	815,000	729,425
Swift Energy Company (a)(i)(s)	7.13	6-1-2017	9,300,000	0
Swift Energy Company (a)(i)(s)	8.88	1-15-2020	1,750,000	0
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	7,225,000	7,188,875
Tesoro Logistics LP	6.13	10-15-2021	350,000	366,188
Tesoro Logistics LP	6.38	5-1-2024	725,000	781,188
Ultra Petroleum Corporation 144A(s)	5.75	12-15-2018	650,000	559,000
Ultra Petroleum Corporation 144A(s)	6.13	10-1-2024	10,500,000	8,925,000
Western Gas Partners LP	4.00	7-1-2022	300,000	308,476
Western Gas Partners LP	5.38	6-1-2021	375,000	408,954

				127,556,252

Financials: 9.07%

Banks: 1.02%
CIT Group Incorporated	5.25	3-15-2018	160,000	165,706
CIT Group Incorporated 144A	5.50	2-15-2019	2,225,000	2,344,594
CIT Group Incorporated 144A	6.63	4-1-2018	3,880,000	4,074,000

				6,584,300

Capital Markets: 1.19%
Jefferies Finance LLC 144A	6.88	4-15-2022	6,910,000	6,529,950
Neuberger Berman Group LLC 144A	5.88	3-15-2022	1,125,000	1,171,406

				7,701,356

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2016 (unaudited)	Wells Fargo Income Opportunities Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance: 4.24%
Ally Financial Incorporated	7.50%	9-15-2020	$300,000	$338,250
Ally Financial Incorporated	8.00	12-31-2018	1,300,000	1,426,750
Ally Financial Incorporated	8.00	3-15-2020	3,016,000	3,415,620
Ford Motor Credit Company LLC	8.00	12-15-2016	200,000	201,550
Navient Corporation	8.00	3-25-2020	2,725,000	2,953,219
SLM Corporation	8.45	6-15-2018	3,110,000	3,365,393
Springleaf Finance Corporation	6.00	6-1-2020	2,850,000	2,874,938
Springleaf Finance Corporation	6.50	9-15-2017	550,000	568,563
Springleaf Finance Corporation	6.90	12-15-2017	6,950,000	7,280,125
Springleaf Finance Corporation	7.75	10-1-2021	2,500,000	2,594,750
Springleaf Finance Corporation	8.25	12-15-2020	300,000	324,810
Springleaf Finance Corporation	8.25	10-1-2023	1,892,000	1,958,220

				27,302,188

Diversified Financial Services: 1.01%
Infinity Acquisition LLC 144A(i)	7.25	8-1-2022	2,815,000	2,434,975
NewStar Financial Incorporated	7.25	5-1-2020	4,075,000	4,075,000

				6,509,975

Insurance: 1.61%
Hub Holdings LLC (PIK at 8.88%) 144A¥	8.13	7-15-2019	3,405,000	3,319,875
Hub International Limited 144A	7.88	10-1-2021	6,900,000	7,072,500

				10,392,375

Health Care: 11.42%

Health Care Equipment & Supplies: 2.35%
Crimson Merger Sub Incorporated 144A	6.63	5-15-2022	6,225,000	5,353,500
Hill-Rom Holdings Incorporated 144A	5.75	9-1-2023	325,000	341,250
Hologic Incorporated 144A	5.25	7-15-2022	1,500,000	1,586,400
Kinetics Concepts Incorporated 144A	7.88	2-15-2021	3,750,000	4,073,925
Surgery Center Holdings Company 144A	8.88	4-15-2021	3,550,000	3,780,750

				15,135,825

Health Care Providers & Services: 7.18%
Acadia Healthcare Company Incorporated	6.50	3-1-2024	310,000	318,138
Centene Corporation	5.75	6-1-2017	1,925,000	1,958,688
DaVita HealthCare Partners Incorporated	5.00	5-1-2025	2,215,000	2,137,475
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	2,925,000	3,001,781
Fresenius Medical Care Holdings Incorporated 144A	5.63	7-31-2019	1,000,000	1,082,500
Fresenius Medical Care Holdings Incorporated	6.88	7-15-2017	700,000	721,000
HCA Incorporated	5.88	3-15-2022	750,000	825,000
HCA Incorporated	6.50	2-15-2020	6,525,000	7,222,359
HealthSouth Corporation	5.75	9-15-2025	1,725,000	1,785,375
Mednax Incorporated 144A	5.25	12-1-2023	775,000	809,875
Molina Healthcare Incorporated	5.38	11-15-2022	775,000	806,481
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	2,460,000	2,631,954
MPT Operating Partnership LP	5.25	8-1-2026	2,050,000	2,091,000
MPT Operating Partnership LP	6.38	2-15-2022	2,025,000	2,100,938
MPT Operating Partnership LP	6.38	3-1-2024	170,000	183,175

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2016 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services (continued)
Select Medical Corporation	6.38%	6-1-2021	$6,730,000	$6,685,838
Team Health Incorporated 144A	7.25	12-15-2023	3,575,000	4,039,750
Tenet Healthcare Corporation	6.00	10-1-2020	2,600,000	2,756,000
Vizient Incorporated 144A	10.38	3-1-2024	4,635,000	5,168,025

				46,325,352

Health Care Technology: 1.54%
Change Healthcare Holdings Incorporated 144A	6.00	2-15-2021	1,691,000	1,775,550
Change Healthcare Holdings Incorporated	11.00	12-31-2019	7,415,000	7,785,750
QuintilesIMS Holdings Incorporated 144A	5.00	10-15-2026	375,000	387,188

				9,948,488

Pharmaceuticals: 0.35%
Endo Finance LLC 144A	5.38	1-15-2023	1,275,000	1,083,750
Endo Finance LLC 144A	5.75	1-15-2022	1,180,000	1,062,000
Valeant Pharmaceuticals International Incorporated 144A	7.25	7-15-2022	100,000	85,000

				2,230,750

Industrials: 5.68%

Airlines: 0.40%
Aviation Capital Group Corporation 144A	6.75	4-6-2021	2,190,000	2,598,347

Commercial Services & Supplies: 1.93%
Advanced Disposal Services Incorporated 144A%%	5.63	11-15-2024	425,000	427,125
Aramark Services Incorporated	5.13	1-15-2024	200,000	209,500
Aramark Services Incorporated 144A	5.13	1-15-2024	1,000,000	1,047,500
Covanta Holding Corporation	5.88	3-1-2024	5,393,000	5,258,175
Covanta Holding Corporation	6.38	10-1-2022	3,205,000	3,261,088
Covanta Holding Corporation	7.25	12-1-2020	2,150,000	2,206,438

				12,409,826

Construction & Engineering: 0.76%
AECOM	5.75	10-15-2022	355,000	372,601
AECOM	5.88	10-15-2024	4,280,000	4,520,750

				4,893,351

Professional Services: 0.07%
Ascent Capital Group Incorporated	4.00	7-15-2020	600,000	434,250

Trading Companies & Distributors: 2.52%
Ashtead Capital Incorporated 144A	6.50	7-15-2022	8,075,000	8,468,656
H&E Equipment Services Incorporated	7.00	9-1-2022	6,370,000	6,701,240
International Lease Finance Corporation 144A	7.13	9-1-2018	1,015,000	1,105,081

				16,274,977

Information Technology: 9.63%

Communications Equipment: 0.33%
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	2,000,000	2,100,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2016 (unaudited)	Wells Fargo Income Opportunities Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Electronic Equipment, Instruments & Components: 2.75%
Jabil Circuit Incorporated	8.25%	3-15-2018	$13,532,000	$14,614,560
Zebra Technologies Corporation	7.25	10-15-2022	2,910,000	3,135,525

				17,750,085

Internet Software & Services: 0.43%
Infor Software Parent LLC	6.50	5-15-2022	875,000	905,625
Infor Software Parent LLC (PIK at 7.88%) 144A¥	7.13	5-1-2021	1,260,000	1,278,507
Zayo Group LLC	6.00	4-1-2023	250,000	262,813
Zayo Group LLC	6.38	5-15-2025	300,000	315,375

				2,762,320

IT Services: 0.41%
First Data Corporation 144A	5.00	1-15-2024	690,000	698,625
First Data Corporation 144A	5.75	1-15-2024	520,000	529,100
First Data Corporation 144A	6.75	11-1-2020	1,391,000	1,439,685

				2,667,410

Semiconductors & Semiconductor Equipment: 1.16%
Micron Technology Incorporated 144A	5.25	8-1-2023	600,000	588,000
Micron Technology Incorporated 144A	5.25	1-15-2024	1,325,000	1,291,875
Micron Technology Incorporated	5.50	2-1-2025	2,850,000	2,787,756
Micron Technology Incorporated 144A	5.63	1-15-2026	1,379,000	1,337,630
Micron Technology Incorporated	5.88	2-15-2022	1,410,000	1,456,389

				7,461,650

Software: 0.59%
Activision Blizzard Incorporated 144A	6.13	9-15-2023	285,000	313,856
Boxer Parent Company Incorporated (PIK at 9.75%) 144A¥	9.00	10-15-2019	2,975,000	2,722,125
SS&C Technologies Incorporated	5.88	7-15-2023	700,000	733,250

				3,769,231

Technology Hardware, Storage & Peripherals: 3.96%
Diamond 1 Finance Corporation 144A	5.88	6-15-2021	4,650,000	4,876,557
Diamond 1 Finance Corporation 144A	7.13	6-15-2024	8,825,000	9,669,041
NCR Corporation	5.88	12-15-2021	380,000	397,931
NCR Corporation	6.38	12-15-2023	10,038,000	10,615,185

				25,558,714

Materials: 2.59%

Chemicals: 0.18%
Celanese US Holdings LLC	5.88	6-15-2021	440,000	501,134
Valvoline Incorporated 144A	5.50	7-15-2024	625,000	659,375

				1,160,509

Containers & Packaging: 2.36%
Ball Corporation	5.25	7-1-2025	305,000	324,825
Berry Plastics Corporation	5.13	7-15-2023	700,000	712,250
Berry Plastics Corporation	6.00	10-15-2022	350,000	370,780

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2016 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Containers & Packaging (continued)
Crown Cork & Seal Company Incorporated	7.38%	12-15-2026	$60,000	$67,350
Crown Cork & Seal Company Incorporated (i)	7.50	12-15-2096	1,225,000	1,251,031
Owens-Brockway Glass Container Incorporated 144A	5.88	8-15-2023	1,300,000	1,385,313
Owens-Illinois Incorporated 144A	5.38	1-15-2025	925,000	952,750
Owens-Illinois Incorporated 144A	6.38	8-15-2025	5,380,000	5,904,550
Owens-Illinois Incorporated	7.80	5-15-2018	837,000	903,960
Sealed Air Corporation 144A	5.13	12-1-2024	1,775,000	1,881,500
Silgan Holdings Incorporated	5.00	4-1-2020	1,400,000	1,428,000

				15,182,309

Metals & Mining: 0.05%
Indalex Holdings Corporation (a)(i)(s)	11.50	2-1-2020	5,985,000	0
Kaiser Aluminum Corporation	5.88	5-15-2024	325,000	343,281

				343,281

Real Estate: 8.24%

Equity REITs: 7.17%
Crown Castle International Corporation	4.88	4-15-2022	760,000	838,508
Crown Castle International Corporation	5.25	1-15-2023	4,385,000	4,899,843
DuPont Fabros Technology Incorporated LP	5.63	6-15-2023	4,875,000	5,130,938
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	7,670,000	8,034,325
Equinix Incorporated	5.88	1-15-2026	700,000	743,532
ESH Hospitality Incorporated 144A	5.25	5-1-2025	6,425,000	6,360,750
Iron Mountain Incorporated 144A	4.38	6-1-2021	2,500,000	2,581,250
Iron Mountain Incorporated 144A	5.38	6-1-2026	2,175,000	2,196,750
Iron Mountain Incorporated 144A	6.00	10-1-2020	600,000	635,250
Iron Mountain Incorporated	6.00	8-15-2023	5,185,000	5,509,063
Sabra Health Care Incorporated	5.38	6-1-2023	2,100,000	2,142,000
Sabra Health Care Incorporated	5.50	2-1-2021	1,960,000	2,043,300
The Geo Group Incorporated	5.13	4-1-2023	1,305,000	1,136,981
The Geo Group Incorporated	5.88	1-15-2022	2,595,000	2,445,788
The Geo Group Incorporated	5.88	10-15-2024	1,450,000	1,257,875
The Geo Group Incorporated	6.00	4-15-2026	325,000	280,313

				46,236,466

Real Estate Management & Development: 1.07%
Onex Corporation 144A	7.75	1-15-2021	6,800,000	6,868,000

Telecommunication Services: 10.64%

Diversified Telecommunication Services: 3.86%
Citizens Communications Company	7.88	1-15-2027	830,000	728,325
Frontier Communications Corporation	8.13	10-1-2018	1,980,000	2,153,250
Frontier Communications Corporation	8.25	4-15-2017	2,380,000	2,451,400
Frontier Communications Corporation	8.50	4-15-2020	1,000,000	1,067,500
GCI Incorporated	6.75	6-1-2021	4,750,000	4,904,375
GCI Incorporated	6.88	4-15-2025	2,450,000	2,486,750
Level 3 Financing Incorporated	5.13	5-1-2023	1,595,000	1,610,950
Level 3 Financing Incorporated 144A	5.25	3-15-2026	1,050,000	1,063,125
Level 3 Financing Incorporated	5.38	8-15-2022	2,545,000	2,621,350

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2016 (unaudited)	Wells Fargo Income Opportunities Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Diversified Telecommunication Services (continued)
Level 3 Financing Incorporated	5.38%	1-15-2024	$1,125,000	$1,144,688
Level 3 Financing Incorporated	5.38	5-1-2025	1,595,000	1,618,925
Level 3 Financing Incorporated	5.63	2-1-2023	1,275,000	1,310,063
Level 3 Financing Incorporated	6.13	1-15-2021	1,690,000	1,747,038

				24,907,739

Wireless Telecommunication Services: 6.78%
MetroPCS Wireless Incorporated	6.63	11-15-2020	5,910,000	6,087,300
SBA Communications Corporation	4.88	7-15-2022	1,485,000	1,507,424
SBA Communications Corporation 144A	4.88	9-1-2024	1,025,000	1,026,281
Sprint Capital Corporation	6.88	11-15-2028	10,500,000	9,623,964
Sprint Capital Corporation	8.75	3-15-2032	2,580,000	2,643,695
Sprint Communications Incorporated	7.00	8-15-2020	380,000	394,250
Syniverse Holdings Incorporated	9.13	1-15-2019	7,585,000	6,068,000
T-Mobile USA Incorporated	6.00	3-1-2023	500,000	526,250
T-Mobile USA Incorporated	6.00	4-15-2024	275,000	292,531
T-Mobile USA Incorporated	6.13	1-15-2022	140,000	148,050
T-Mobile USA Incorporated	6.25	4-1-2021	290,000	301,963
T-Mobile USA Incorporated	6.38	3-1-2025	2,800,000	3,001,264
T-Mobile USA Incorporated	6.46	4-28-2019	265,000	269,306
T-Mobile USA Incorporated	6.50	1-15-2024	140,000	150,150
T-Mobile USA Incorporated	6.50	1-15-2026	805,000	887,513
T-Mobile USA Incorporated	6.54	4-28-2020	275,000	283,337
T-Mobile USA Incorporated	6.63	4-28-2021	1,525,000	1,592,672
T-Mobile USA Incorporated	6.63	4-1-2023	1,050,000	1,115,814
T-Mobile USA Incorporated	6.73	4-28-2022	5,645,000	5,913,138
T-Mobile USA Incorporated	6.84	4-28-2023	1,765,000	1,885,020

				43,717,922

Utilities: 3.83%

Electric Utilities: 0.63%
Energy Future Intermediate Holding Company LLC (s)	10.00	12-1-2020	150,000	16,500
Otter Tail Corporation (i)	9.00	12-15-2016	3,985,000	4,015,545

				4,032,045

Independent Power & Renewable Electricity Producers: 3.20%
Calpine Corporation 144A	5.88	1-15-2024	455,000	478,888
Calpine Corporation 144A	6.00	1-15-2022	865,000	904,193
Calpine Corporation 144A	7.88	1-15-2023	872,000	914,510
NSG Holdings LLC 144A	7.75	12-15-2025	5,693,058	6,120,038
TerraForm Power Operating LLC 144A	6.38	2-1-2023	9,065,000	9,062,281
TerraForm Power Operating LLC 144A	6.63	6-15-2025	3,050,000	3,149,125

				20,629,035

Total Corporate Bonds and Notes (Cost $705,790,100)				733,468,545

Loans: 4.61%

Consumer Discretionary: 1.95%

Auto Components: 0.11%
Federal-Mogul Corporation ±	4.00	4-15-2018	723,151	713,468

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2016 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Hotels, Restaurants & Leisure: 0.55%
CCM Merger Incorporated ±	4.50%	8-8-2021	$614,273	$616,196
Four Seasons Holdings Incorporated ±	6.25	12-27-2020	2,925,000	2,945,124

				3,561,320

Internet & Direct Marketing Retail: 1.29%
Ancestry.com Incorporated ±	5.25	10-19-2023	4,950,000	4,957,722
Ancestry.com Incorporated ±	9.25	10-11-2024	3,300,000	3,341,250

				8,298,972

Energy: 0.25%

Energy Equipment & Services: 0.13%
Hummel Station LLC ±	7.00	10-27-2022	893,917	852,198

Oil, Gas & Consumable Fuels: 0.12%
Chesapeake Energy Corporation ±	8.50	8-23-2021	725,000	774,394

Financials: 0.15%

Diversified Financial Services: 0.15%
American Beacon Advisors Incorporated ±	9.75	3-3-2023	1,010,000	979,700

Health Care: 0.04%

Health Care Providers & Services: 0.04%
Press Ganey Holdings Incorporated ±<	0.00	10-21-2024	250,000	253,125

Industrials: 0.43%

Commercial Services & Supplies: 0.43%
Advantage Sales & Marketing LLC ±	7.50	7-25-2022	2,025,000	1,909,838
WASH Multifamily Laundry Systems LLC ±	4.25	5-14-2022	571,425	570,711
WASH Multifamily Laundry Systems LLC ±	4.25	5-14-2022	100,073	99,948
WASH Multifamily Laundry Systems LLC ±	8.00	5-12-2023	29,808	29,361
WASH Multifamily Laundry Systems LLC ±(i)	8.00	5-14-2023	170,192	167,639

				2,777,497

Information Technology: 0.10%

Technology Hardware, Storage & Peripherals: 0.10%
Peak 10 Incorporated ±(i)	8.25	6-17-2022	700,239	648,891

Telecommunication Services: 0.15%

Wireless Telecommunication Services: 0.15%
LTS Buyer LLC ±(i)	8.00	4-12-2021	935,369	935,958

Utilities: 1.54%

Electric Utilities: 1.54%
Texas Competitive Electric Holdings Company LLC (s)	0.00	10-10-2017	34,355,889	9,946,030

Total Loans (Cost $53,148,483)				29,741,553

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2016 (unaudited)	Wells Fargo Income Opportunities Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Yankee Corporate Bonds and Notes: 9.52%

Energy: 2.56%

Energy Equipment & Services: 0.53%
Alcoa Nederland Holding Company BV 144A	6.75%	9-30-2024	$275,000	$284,625
Alcoa Nederland Holding Company BV 144A	7.00	9-30-2026	275,000	282,563
Ensco plc	5.75	10-1-2044	4,325,000	2,886,938

				3,454,126

Oil, Gas & Consumable Fuels: 2.03%
Baytex Energy Corporation 144A	5.13	6-1-2021	3,525,000	2,969,813
Baytex Energy Corporation 144A	5.63	6-1-2024	1,700,000	1,368,500
Griffin Coal Mining Company Limited 144A(a)(i)(s)	9.50	12-1-2016	2,119,383	8,478
Griffin Coal Mining Company Limited (a)(i)(s)	9.50	12-1-2016	290,088	1,160
Teekay Corporation	8.50	1-15-2020	9,583,000	8,720,530

				13,068,481

Financials: 0.11%

Banks: 0.11%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	700,000	729,750
Preferred Term Securities XII Limited (a)(i)(s)	0.00	12-24-2033	1,540,000	0

				729,750

Health Care: 2.71%

Pharmaceuticals: 2.71%
Mallinckrodt plc 144A	5.50	4-15-2025	970,000	896,038
Mallinckrodt plc 144A	5.63	10-15-2023	445,000	418,300
Valeant Pharmaceuticals International Incorporated 144A	5.63	12-1-2021	1,178,000	954,180
Valeant Pharmaceuticals International Incorporated 144A	5.88	5-15-2023	3,600,000	2,772,000
Valeant Pharmaceuticals International Incorporated 144A	6.13	4-15-2025	10,925,000	8,412,250
Valeant Pharmaceuticals International Incorporated 144A	6.38	10-15-2020	2,375,000	2,066,250
Valeant Pharmaceuticals International Incorporated 144A	6.75	8-15-2021	700,000	595,000
Valeant Pharmaceuticals International Incorporated 144A	7.50	7-15-2021	1,541,000	1,356,080

				17,470,098

Industrials: 1.10%

Building Products: 0.06%
Allegion plc	5.88	9-15-2023	340,000	366,350

Commercial Services & Supplies: 0.98%
GFL Environmental Incorporated 144A	7.88	4-1-2020	5,150,000	5,394,625
GFL Environmental Incorporated 144A	9.88	2-1-2021	850,000	930,750

				6,325,375

Machinery: 0.06%
Sensata Technologies BV 144A	5.00	10-1-2025	385,000	394,625

Materials: 0.32%

Containers & Packaging: 0.19%
Ardagh Packaging Finance plc 144A	7.25	5-15-2024	1,175,000	1,239,625

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2016 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Metals & Mining: 0.13%
ArcelorMittal SA	6.13%	6-1-2025	$450,000	$492,750
Novelis Corporation 144A	6.25	8-15-2024	325,000	338,000

				830,750

Telecommunication Services: 2.72%

Diversified Telecommunication Services: 2.49%
Intelsat Jackson Holdings SA	5.50	8-1-2023	11,740,000	7,777,750
Intelsat Jackson Holdings SA	7.25	4-1-2019	4,000,000	3,190,000
Intelsat Luxembourg SA	7.75	6-1-2021	2,600,000	845,000
Intelsat Luxembourg SA	8.13	6-1-2023	10,050,000	3,316,500
Virgin Media Finance plc 144A	5.38	4-15-2021	274,500	283,421
Virgin Media Finance plc 144A	6.38	4-15-2023	605,000	617,100

				16,029,771

Wireless Telecommunication Services: 0.23%
Telesat Canada Incorporated 144A	6.00	5-15-2017	1,475,000	1,476,817

Total Yankee Corporate Bonds and Notes (Cost $77,088,013)				61,385,768

	Yield		Shares
Short-Term Investments: 6.42%

Investment Companies: 6.42%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.32		41,370,627	41,370,627

Total Short-Term Investments (Cost $41,370,627)				41,370,627

Total investments in securities (Cost $884,425,283) *	134.45%	866,831,338
Other assets and liabilities, net	(34.45)	(222,116,418)

Total net assets	100.00%	$644,714,920

†	Non-income-earning security

(i)	Illiquid security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment. The rate shown is the rate in effect at period end.

<	All or a portion of the position represents an unfunded loan commitment.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued and/or unfunded loans.

*	Cost for federal income tax purposes is $890,660,632 and unrealized gains (losses) consists of:

Gross unrealized gains	$45,303,157
Gross unrealized losses	(69,132,451)

Net unrealized losses	$(23,829,294)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2016 (unaudited)	Wells Fargo Income Opportunities Fund	19

Assets
Investments
In unaffiliated securities, at value (cost $843,054,656)	$825,460,711
In affiliated securities, at value (cost $41,370,627)	41,370,627

Total investments, at value (cost $884,425,283)	866,831,338
Cash	3,366,563
Receivable for investments sold	4,945,636
Receivable for interest	13,480,145
Prepaid expenses and other assets	35,104

Total assets	888,658,786

Liabilities
Dividends payable	4,826,367
Payable for investments purchased	8,413,433
Secured borrowing payable	230,000,000
Advisory fee payable	340,142
Administration fee payable	37,323
Accrued expenses and other liabilities	326,601

Total liabilities	243,943,866

Total net assets	$644,714,920

NET ASSETS CONSIST OF
Paid-in capital	$973,704,126
Overdistributed net investment income	(8,385,850)
Accumulated net realized losses on investments	(303,009,411)
Net unrealized losses on investments	(17,593,945)

Total net assets	$644,714,920

NET ASSET VALUE PER SHARE
Based on $644,714,920 divided by 70,906,130 shares issued and outstanding (100,000,000 shares authorized)	$9.09

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Income Opportunities Fund	Statement of operations—six months ended October 31, 2016 (unaudited)

Investment income
Interest	$30,799,812
Income from affiliated securities	65,285
Dividends	12

Total investment income	30,865,109

Expenses
Advisory fee	2,590,742
Administration fee	215,895
Custody and accounting fees	12,983
Professional fees	44,897
Shareholder report expenses	36,404
Trustees’ fees and expenses	7,904
Transfer agent fees	17,266
Interest expense	1,379,216
Other fees and expenses	5,565

Total expenses	4,310,872
Less: Fee waivers and/or expense reimbursements	(636,004)

Net expenses	3,674,868

Net investment income	27,190,241

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(2,188,892)
Net change in unrealized gains (losses) on investments	41,871,351

Net realized and unrealized gains (losses) on investments	39,682,459

Net increase in net assets resulting from operations	$66,872,700

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Income Opportunities Fund	21

	Six months ended October 31, 2016 (unaudited)	Year ended April 30, 2016

Operations
Net investment income	$27,190,241	$54,634,635
Net realized losses on investments	(2,188,892)	(9,809,272)
Net change in unrealized gains (losses) on investments	41,871,351	(71,635,372)

Net increase (decrease) in net assets resulting from operations	66,872,700	(26,810,009)

Distributions to shareholders from net investment income	(28,961,064)	(57,922,129)

Capital share transactions
Cost of shares repurchased	(633,809)	0

Total increase (decrease) in net assets	37,277,827	(84,732,138)

Net assets
Beginning of period	607,437,093	692,169,231

End of period	$644,714,920	$607,437,093

Overdistributed net investment income	$(8,385,850)	$(2,367,548)

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Income Opportunities Fund	Statement of cash flows—six months ended October 31, 2016 (unaudited)

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$66,872,700

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of securities	(209,147,540)
Proceeds from the sales of securities	214,567,207
Amortization	(3,140,310)
Proceeds from the sales of short-term securities, net	2,756,294
Decrease in receivable for investments sold	4,484,090
Decrease in receivable for interest	457,446
Decrease in prepaid expenses and other assets	128,683
Decrease in payable for investments purchased	(4,533,154)
Increase in advisory fee payable	28,862
Increase in administration fee payable	2,405
Increase in accrued expenses and other liabilities	12,267
Litigation payments received	18,029
Net realized gains on investments	2,188,892
Net change in unrealized gains (losses) on investments	(41,871,351)

Net cash provided by operating activities	32,824,520

Cash flows from financing activities:
Cost of shares repurchased	(633,809)
Cash distributions paid	(29,123,556)

Net cash used in financing activities	(29,757,365)

Net increase in cash	3,067,155

Cash:
Beginning of period	$299,408

End of period	$3,366,563

Supplemental cash disclosure
Cash paid for interest	$1,358,077

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Income Opportunities Fund	23

(For a share outstanding throughout each period)

	Six months ended October 31, 2016 (unaudited)	Year ended April 30
		2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.56	$9.75	$10.04	$10.18	$9.67	$10.11
Net investment income	0.38 [1]	0.77 [1]	0.77 [1]	0.82 [1]	0.88 [1]	0.95 [1]
Net realized and unrealized gains (losses) on investments	0.56	(1.14)	(0.24)	(0.14)	0.54	(0.37)

Total from investment operations	0.94	(0.37)	0.53	0.68	1.42	0.58
Distributions to shareholders from
Net investment income	(0.41)	(0.82)	(0.82)	(0.82)	(0.91)	(1.02)
Anti-dilutive effect of shares repurchased	0.00 [2]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$9.09	$8.56	$9.75	$10.04	$10.18	$9.67
Market value, end of period	$8.17	$7.76	$8.93	$9.52	$10.23	$10.29
Total return based on market value[3]	10.67%	(3.47)%	2.59%	1.60%	8.90%	10.03%
Ratios to average net assets (annualized)
Gross expenses[4]	1.36%	1.30%	1.23%	1.27%	1.29%	1.35%
Net expenses[4]	1.16%	1.10%	0.96%	1.01%	1.05%	1.03%
Net investment income[4]	8.59%	8.76%	7.85%	8.35%	8.89%	9.89%
Supplemental data
Portfolio turnover rate	22%	25%	33%	31%	27%	25%
Net assets, end of period (000s omitted)	$644,715	$607,437	$692,169	$712,781	$722,555	$683,807

Borrowings outstanding, end of period (000s omitted)	$230,000	$230,000	$230,000	$230,000	$230,000	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,803	$3,641	$4,009	$4,099	$4,142	$3,973

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

[4]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended October 31, 2016 (unaudited)	0.44%
Year ended April 30, 2016	0.37%
Year ended April 30, 2015	0.10%
Year ended April 30, 2014	0.07%
Year ended April 30, 2013	0.08%
Year ended April 30, 2012	0.08%

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Income Opportunities Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

The Wells Fargo Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third

Notes to financial statements (unaudited)	Wells Fargo Income Opportunities Fund	25

parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of April 30, 2016, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

		No expiration
2017	2018	Short-term
$130,598,584	$155,329,141	$4,979,470

As of April 30, 2016, the Fund had current year deferred post-October capital losses consisting of $612,706 in short-term losses and $7,312,748 in long-term losses which will be recognized on the first day of the following fiscal year.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26	Wells Fargo Income Opportunities Fund	Notes to financial statements (unaudited)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Energy	$864,288	$0	$0	$864,288
Materials	557	0	0	557

Corporate bonds and notes	0	733,468,545	0	733,468,545

Loans	0	26,705,111	3,036,442	29,741,553

Yankee corporate bonds and notes	0	61,376,130	9,638	61,385,768

Short-term investments
Investment companies	41,370,627	0	0	41,370,627
Total assets	$42,235,472	$821,549,786	$3,046,080	$866,831,338

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2016, the Fund did not have any transfers into/out of Level 1. The Fund had no material transfers between Level 2 and Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. Funds Management has committed through March 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares. The Fund previously utilized Auction Market Preferred Shares for leverage but secured debt financing to fully redeem those shares in 2010. Funds Management contractually waived its advisory fee in the amount of $636,004 for the six months ended October 31, 2016.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the six months ended October 31, 2016 and year ended April 30, 2016, the Fund did not issue any shares.

On December 17, 2015, the Fund announced an open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares within one year of December 17, 2015. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended October 31, 2016, the Fund purchased 76,871 of its shares on the open market at a total cost of $633,809 (weighted average price per share of $8.25). The weighted average discount of these repurchased shares was 10.59%.

Notes to financial statements (unaudited)	Wells Fargo Income Opportunities Fund	27

6. BORROWINGS

As of October 31, 2016, the Fund has borrowed $230 million through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $230 million with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount.

During the six months ended October 31, 2016, the Fund had average borrowings outstanding of $230,000,000 at an average rate of 1.20% and paid interest in the amount of $1,379,216, which represents 0.44% of its average daily net assets.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended October 31, 2016 were $194,667,230 and $176,979,059, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

As of October 31, 2016, the Fund had unfunded term loan commitments of $247,500.

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. Management is currently assessing the potential impact on the financial statements that may result from adopting this ASU. This ASU is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those financial years, with early adoption permitted.

In November 2016, FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash (a Consensus of the Emerging Issues Task Force), which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts general described as restricted cash or restricted cash equivalents. Amounts described as restricted cash and restricted cash equivalents should be included with the cash and cash equivalents in reconciling the beginning and end of period total amounts shown on the statement of cash flows. Management is currently assessing the potential impact on the financial statements that may result from adopting this ASU. This ASU is effective for interim and annual reporting periods beginning after December 15, 2017.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

28	Wells Fargo Income Opportunities Fund	Notes to financial statements (unaudited)

11. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration date	Record date	Payable date	Per share amount
October 28, 2016	November 14, 2016	December 1, 2016	$0.068
November 16, 2016	December 12, 2016	January 3, 2017	0.068

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

12. SUBSEQUENT EVENT

On November 23, 2016, the Fund announced an extension of its Buyback Program. Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period beginning December 17, 2016 and ending December 31, 2017.

Other information (unaudited)	Wells Fargo Income Opportunities Fund	29

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

ANNUAL MEETING OF SHAREHOLDERS

On August 8, 2016, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of trustees:

Net assets voted “For”	Peter G. Gordon	$504,010,681
Net assets voted “Withhold”		$18,872,584
Net assets voted “For”	Timothy J. Penny	$504,536,569
Net assets voted “Withhold”		$18,346,696
Net assets voted “For”	Michael S. Scofield	$504,114,652
Net assets voted “Withhold”		$18,768,613

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Income Opportunities Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2017 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Class II - Non-Interested Trustees to serve until 2018 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Income Opportunities Fund	31

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Class III - Non-Interested Trustees to serve until 2019 Annual Meeting of Shareholders
Peter G. Gordon* (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2003

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010.

Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.

Asset Allocation Trust

*	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker[2] (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

32	Wells Fargo Income Opportunities Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Income Opportunities Fund (the “Fund”) must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”), and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a Universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge to select the funds in the performance Universe. The Board noted that the performance of the Fund was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the BofA Merrill Lynch High Yield Master II Index, for all periods under review except the one-year period.

Other information (unaudited)	Wells Fargo Income Opportunities Fund	33

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Group”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the funds in the expense Group and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the expense Group at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rate for the Fund’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which there may be sharing with the Fund of potential economies of scale in the provision of advisory services to the Fund. The Board noted that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board concluded that the Fund’s fee waiver and expense arrangements constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits

34	Wells Fargo Income Opportunities Fund	Other information (unaudited)

could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and commissions earned by affiliated brokers from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

Automatic dividend reinvestment plan	Wells Fargo Income Opportunities Fund	35

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

36	Wells Fargo Income Opportunities Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

1-800-730-6001

Website: wellsfargofunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

247348 12-16 SIO/SAR148 10-16

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
5/1/2016 to 5/31/2016	0	0	0	7,098,300.10

6/1/2016 to 6/30/2016	0	0	0	7,098,300.10
7/1/2016 to 7/31/2016	0	0	0	7,098,300.10
8/1/2016 to 8/31/2016	0	0	0	7,098,300.10
9/1/2016 to 9/30/2016	0	0	0	7,098,300.10
10/1/2016 to 10/31/2016	76,871	8.24322	76,871	7,021,429.10
Total	76,871	8.24322	76,871	7,021,429.10

On December 17, 2015, the Fund announced an open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares within one year of December 17, 2015.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that Wells Fargo Income Opportunities Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Income Opportunities Fund

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	December 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Income Opportunities Fund

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	December 22, 2016

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	December 22, 2016